UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: October 25, 2012
(Date of earliest event reported)

XL RENT, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	033-55254-36 --------------------------------	87-0485314 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Court Street, Suite 707
New Haven, CT 06511
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(Address of principal executive offices) (Zip Code)

(203) 823-9136
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(Registrant’s telephone no., including area code)

ACEM HOLDINGS, INC.
2 Corporate Drive, Suite 234
Shelton, CT 06484
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment Form 8-K/A ("Amendment") amends the Current Report on Form 8-K for the report date October 25, 2012, as filed with the Securities and Exchange Commission on October 25, 2012 (the "Original Filing"). This Amendment is being filed solely to correct the registrant’s name on the Signatures page from ACEM Holdings, Inc. to XL Rent, Inc. as is correctly described in the facing page of this Form 8-K which identifies XL Rent, Inc. as the exact name of the registrant as specified in its charter.

Except for the amendment described above, no other portion of the Original Filing is being modified by this Amendment.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01                      Entry into a Material Definitive Agreement.

On October 18, 2011, the Registrant’s President entered into a definitive Acquisition Agreement with Pizza Holding BV, a Dutch company to acquire XL Rent BV, a Dutch company (the "Acquisition Agreement") .

The Acquisition Agreement was approved by the Board of Directors unanimously On October 18, 2011 at a formal Board of Directors meeting held in New Haven, Connecticut.  The Acquisition Agreement was approved unanimously vote of the stockholders of the Company holding a majority in interest of the Company’s voting equity that are unafiliated with the Acquisition Agreement or the Termination Agreementmajority at a Special Meeting of the Shareholders held in Columbus, Ohio on October 20, 2012 to acquire ACEM Holding AG, a Swiss companyis subject to conditions prior to closing and to shareholders approval.

Pizza Holding BV owns all of the shares of XL Rent BV, a Dutch company that owns all of the shares of RPRental Invest SLU, a Spanish company that leases rental cars to rental car agencies in Europe under a six month short term lease arrangement.

In accordance with the Acquisition Agreement, the Registrant will deliver at Closing a ninety five (95%) percent interest in the Registrant in the form of One Hundred Twenty Million (120,000,000) newly issued common shares of Acem in the name of Pizza Holding BV whereby after closing the Registrant shall have approximately a total of One Hundred Twenty Six Million Two Hundred Fifty Thousand Eight Hundred Forty Two (126,250,842) issued and outstanding shares.

In accordance with the Acquisition Agreement, at closing which is scheduled for October 30, 2012 the Company shall:

1.	Have no assets or liabilities other than those owed to governmental agencies.
2.	Reinstate in the State of Nevada.
3.	Appoint Action Stock Transfer Corp. of Salt Lake City, Utah as the new transfer agent.
4.	Change its name to XL Rent, Inc.
5.
Frans van Rijn and Richard Fokker shall resign, and Jerry Gruenbaum shall be elected to the Board of Directors and serve as its Chief Executive Officer and Nathan Lapkin shall serve as its Chief Financial Officer.

6.	Engage the PCAOB auditing firm of Malone & Bailey PC of Houston, Texas to bring all financials current with the U.S. Securities and Exchange Commission.
7.	File all Form 10-Ks and 10-Qs that are delinquesnt to bring the Company current in its filings.
8.	File a Form 15c-211 with FINRA to bring the Company back to the OTC Bulletin Board.
9.	File a "Super 8-K" for the XL Rent BV acquisition.

Item 1.02                      Termination of a Material Definitive Agreement.

On October 17, 2012, the Registrant's  President entered into a definitive Mutual Rescission of Contract Agreement with Siyar Holding AG, a Swiss corporation, Pure Earth Holding Ltd., a Cyprus corporation, Total Invest International BV, a Netherlands corporation, Wistals Investment Group AG, a Swiss corporation, Vela Heleen Holding GMBH, a Swiss corporation, A van Buuren, an individual resident in the Netherlands, and Sec Attorneys, LLC a Connecticut limited liability company to terminate the December 11, 2011 Acquisition Agreement to acquire ACEM Holding AG, a Swiss company that owns all of the shares of ACCEM Madencihlik Ltd, a Turkish company that acquired from the Turkish state authorities a permit to mine in the county of Merkez, in the north of the village Azikan (Yazibasi) a surface of 490 hectors for the exploration of manganese ore (the "Rescission Agreement").

The Rescission Agreement was entered between the parties because they were unable to date to consummate their December 11, 2011 Acquisition Agreement and thereby reached a complete impass.  As a consequence, the One Hundred Twenty Million (120,000,000) newly issued common shares of Acem in the name of the Sellers in accordance with the schedule in the December 11, 2011 which were never physically issued, were cancelled on the books of the Company.

The Rescission Agreement was approved by the Board of Directors unanimously On October 18, 2011 at a formal Board of Directors meeting held in New Haven, Connecticut.  The Rescission Agreement was approved by unanimous vote of the stockholders of the Company holding a majority in interest of the Company’s voting equity that were unafiliated with the Acquisition Agreement or the Termination Agreement.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01                      Changes in Control of Registrant.

    On October 18, 2012 a change in control of the Registrant took place after the Registrant executed and approved the Rescission Agreement and the Acquisition Agreement to acquire XLRent BV by unanimous vote of the Board of Directors and by the stockholders of the Company holding a majority in interest of the Company’s voting equity that are unafiliated with the Acquisition Agreement or the Termination Agreementmajority at a Special Meeting of the Shareholders held in Columbus, Ohio on October 20, 2012.

    In accordance with the Acquisition Agreement, the Registrant delivered at Closing a ninety five (95%) percent interest in the Registrant in the form of One Hundred Twenty Million (120,000,000) newly issued common shares of the Registrant in the name of Pizza Holding BV whereby after closing the Registrant had a total of approximately One Hundred Twenty Six Million (126,000,000) issued and outstanding shares.

Item 5.02                      Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On October 18, 2012 in accordance with the Acquisition Agreement to acquire XL Rent BV, the stockholders of the Company holding a majority in interest of the Company’s voting equity that are unafiliated with the Acquisition Agreement or the Termination Agreement, approved by written consent and the members of the board of directors (the “Board”) of the Company approved by unanimous written consent, (i) the acceptance of resignation of Mr. Richard Fokker and Frans M J van Rijn from their positions as officers and directors of the Company, and (ii) the appointment of Mr. Jerry Gruenbaum as Chief Executive Officer and as the sole member of the Board and Mr. Nathan Lapkin as Chief Financial Officer of the Company.

    Jerry Gruenbaum is a practicing securities and corporate attorney in New Haven, Connecticut and has been admitted to practice law in various state and federal courts since 1979.   He currently serves as an officer and/or member of the board of directors of various publicly traded companies.  He is the former President and a Chairman of the Board of Directors of a multinational manufacturing publicly traded company with operations in the United States, Hong Kong and the Netherlands.  He is the former CEO and a Chairman of the Board of Directors of a 100 million Euros commercial real estate publicly traded company in the Netherlands.  He worked as a CPA in the tax departments at KPMG Peat Marwick LLP and Arthur Anderson & Co. He has been the CEO and FINOP of First Union Securities, Inc.an SEC licensed securities brokerage firm where he was instrumental in raising over $160 million for various investment ventures. He has served as the Compliance Director for CIGNA Securities, a division of CIGNA Insurance, an SEC licensed securities brokerage firm where he was respnsible for over a thousand brokers in over 100 branch offices throughout the United States.  He has lectured and taught as a member of the faculty at various Colleges and Universities throughout the United States in the areas of Industrial and financial Accounting, taxation, business law, and investments. Attorney Gruenbaum graduated with a B.S. degree from Brooklyn College - C.U.N.Y. Brooklyn, New York; has a M.S. degree in Accounting from Northeastern University Graduate School of Professional Accounting, Boston, Massachusetts; has a J.D. degree from Western New England University School of Law, Springfield, Massachusetts; and an LL.M. in Tax Law from the University of Miami School of Law, Coral Gables, Florida.

    Nathan Lapkin has over fifteen year experience in corporate finance, institutional trading, institutional sales and investment banking.  He currently serves as an officer and/or member of the board of directors of a publicly traded company.  Mr. Lapkin served as President of First Union Securities, Inc. an SEC licensed securities brokerage firm where he was instrumental in raising over $160 million for various investment ventures.  He served as Vice President of Benchmark Securities, Inc. an SEC licensed securities brokerage firm specializing in taking Chinese companies public in the United States.  He is the former President and a member of the Board of Directors of a 100 million Euros commercial real estate publicly traded company in the Netherlands.  He previously worked for Thompson Financial in New York City, and sat on Morgan Stanley's domestic and international trading desks and HSBC's International trading desk. He worked in the domestic U.S. Institutional sales desk at UBS Warburg, where he was given direct responsibility and co-responsibility for large institutional accounts, including several hedge funds.  He previously was employed in the corporate finance department of LensCrafters' Canadian headquarters in Toronto where he was involved in a CDN $20 million sales retail optical chain acquisition, in addition to the capital and operational budgeting. As a financial analyst, Mr. Lapkin wrote the monthly management discussion and analysis used for corporate reporting. Mr. Lapkin graduated with honors from Syracuse University with a Master’s in Business Administration (concentrations in Finance and Statistics) and the University of Manitoba, with a Bachelor in Commerce with concentrations in finance and economics.

Involvement in Certain Legal Proceedings

           During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Family Relationships

          Neither Mr. Gruenbaum nor Mr. Lapkin has a family relationship with any of the previous officers or directors of the Company.  Neither Mr. Gruenbaum nor Mr. Lapkin have any direct or indict financial interest in Pizza Holding BV, the majority shareholder or are officers or directors of Pizza Holding BV.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On October 25, 2012, the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada by approval of the directors and shareholders of the Company to change the name of the Company from ACEM Holding, Inc. to XL Rent, Inc. and to increase the authorized number of shares the corporation shall have authority to issue to 210,000,000 having a patr value of $0.001 per share, of which 200,000,000 shares shall be designated as "Common Stock" with a par value of $0.001 per share, and 10,000,000,000 shares shall be designated as "Preferred Stock" with a par value of $0.001 per share.

The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

    A.           PREFERRED STOCK

    The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and Articles of Amendment shall be filed as required by law with respect to issuance of such Preferred Stock, prior to the issuance of any shares of Preferred Stock.

    The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, dividing of such shares into series or providing for a change in the number of, shares of any Preferred Stock and, if and to the extent from time to time required by law, by filing Articles of Amendment which are effective without Shareholder action to increase or decrease the number of shares included in the Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of Preferred Stock. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the rights of holders of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

    1.   the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

    2.           whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

    3.           the obligation, if any, of the Corporation to redeem shares of Preferred Stock pursuant to a sinking fund;

    4.           whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

    5.           whether the shares of Preferred Stock shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

    6.           the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

    7.           any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

    The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

    B.           COMMON STOCK

    Subject to all of the rights of the Preferred Stock as expressly provide herein, by law or by the Board of Directors pursuant to this Article I, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the Corporation’s Articles of Incorporation, including, but not limited to, the following rights and privileges:

    1.   dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

    2.   the holders of Common Stock shall have the unlimited right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

    3.   upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:
3.1	Certificate of Amendment to Articles of Incorporation as filed on October 25, 2012 with the Secretary of State for the State of Nevada
10.1	Acquisition Agreement to acquire XL Rent BV dated Octover 18, 2012
10.2	Mutual Rescission of Contract Agreement dated October 17, 2012 to terminate the Acquisition Agreement dated December 10, 2011 to acquire Acem Holding AG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XL RENT, INC.
(Registrant)

Date: October 25, 2012	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer and
Director
(Duly Authorized Officer)